UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 31, 2020

Date of Report (Date of Earliest Event Reported)

Central Index Key Number of the issuing entity: 0001833563
Benchmark 2020-B22 Mortgage Trust

(Exact name of issuing entity)

Central Index Key Number of the depositor: 0001013454

Deutsche Mortgage & Asset Receiving Corporation

(Exact name of depositor as specified in its charter)

Central Index Key Number of the sponsor: 0001541294
German American Capital Corporation

(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor: 0000835271
JPMorgan Chase Bank, National Association

(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor: 0001701238

Citi Real Estate Funding Inc.

(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor: 0001541502
Goldman Sachs Mortgage Company

(Exact name of sponsor as specified in its charter)

Delaware	333-226943-09	04-3310019
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation of registrant)	File Number of issuing entity)	Identification No. of registrant)

60 Wall Street

New York, New York 10005

(Address of principal executive offices of registrant)

(212) 250-2500

Registrant’s telephone number, including area code

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	□

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	□

Item 8.01. Other Events.

On December 31, 2020 (the “Closing Date”), Deutsche Mortgage & Asset Receiving Corporation (the “Depositor”) caused the issuance of Benchmark 2020-B22 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2020-B22 (the “Certificates”), pursuant to a Pooling and Servicing Agreement, dated as of December 1, 2020 and as to which an executed version is attached hereto as Exhibit 4.1 (the “Pooling and Servicing Agreement”), between the Depositor, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, as paying agent and as custodian, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.

The assets of the Issuing Entity (as defined below) include several Mortgage Loans each of which is a part of a Whole Loan. Each Whole Loan is governed by a co-lender, intercreditor or similar agreement (each, an “Intercreditor Agreement”) between the holders of the promissory notes comprising such Whole Loan, the terms of which are described under “Description of the Mortgage Pool—The Whole Loans” in the Prospectus dated December 18, 2020 and filed with the Securities and Exchange Commission on December 31, 2020 (the “Prospectus”). Each Intercreditor Agreement is attached as an exhibit hereto as described in the following table. Moreover, certain of such Whole Loans will not be serviced pursuant to the Pooling and Servicing Agreement but will instead be serviced pursuant to a different servicing agreement (each, a “Non-Serviced PSA”). Each such Non-Serviced PSA is attached as an exhibit hereto as described in the following table. For a description of the servicing of the applicable Whole Loans under such Non-Serviced PSAs, see “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans” in the Prospectus described below.

Name of Mortgage Loan/Whole Loan	Co-Lender Agreement Exhibit	Non-Serviced Servicing Agreement (if any) Exhibit
The Grace Building	4.9	4.2
MGM Grand & Mandalay Bay	4.10	4.3
Elo Midtown Office Portfolio	4.11	N/A
Station Park & Station Park West	4.12	N/A
Rugby Pittsburgh Portfolio	4.13	N/A
4 West 58th Street	4.14	4.4
McClellan Business Park	4.15	4.5
711 Fifth Avenue	4.16	4.6
32-42 Broadway	4.17	4.7
JW Marriott Nashville	4.18	4.7(1)
Hotel ZaZa Houston Museum District	4.19	4.8(2)
Cabinetworks Portfolio	4.20	4.8(2)
(1)	The subject Whole Loan will be serviced under the Other Pooling and Servicing Agreement (as defined in the Pooling and Servicing Agreement) governing the Benchmark 2020-B21 Mortgage Trust until the securitization of the applicable controlling pari passu companion loan, after which the subject Whole Loan will be serviced pursuant to the pooling and servicing agreement for such securitization. That pooling and servicing agreement will be identified and filed on a Form 8-K following such securitization.
(2)	The subject Whole Loan will be serviced under the Other Pooling and Servicing Agreement (as defined in the Pooling and Servicing Agreement) governing the GS Mortgage Securities Trust

2020-GSA2 until the securitization of the applicable controlling pari passu companion loan, after which the subject Whole Loan will be serviced pursuant to the pooling and servicing agreement for such securitization. That pooling and servicing agreement will be identified and filed on a Form 8-K following such securitization.

The Certificates will consist of the following classes, designated as (i) the Class A-1, Class A-2, Class A-SB, Class A-4, Class A-5, Class X-A, Class A-M, Class B and Class C Certificates (collectively, the “Publicly Offered Certificates”), (ii) the Class X-B, Class X-D, Class X-F, Class X-G, Class X-H, Class D, Class E, Class F, Class G, Class H, Class S and Class R Certificates (collectively, the “Privately Offered Certificates”) and (iii) the VRR Interest. The Publicly Offered Certificates and the Privately Offered Certificates (other than the Class R Certificates) are collectively referred to as the “Non-VRR Certificates”.

All of the Publicly Offered Certificates, having an aggregate initial principal amount of $673,917,000, were sold to Deutsche Bank Securities Inc. (“DBSI”), J.P. Morgan Securities (“JPMS”), Goldman Sachs & Co. LLC (“GS&Co.”), Citigroup Global Markets Inc. (“CGMI”), Academy Securities, Inc. (“Academy”) and Drexel Hamilton, LLC (together with DBSI, JPMS, GS&Co., CGMI and Academy, in such capacity, the “Underwriters”), pursuant to an Underwriting Agreement, dated as of December 18, 2020 and attached hereto as Exhibit 1.1 (the “Underwriting Agreement”), among the Depositor, the Underwriters and German American Capital Corporation (“GACC”). DBSI, JPMS, GS&Co. and CGMI are acting as the joint bookrunning managers and co-lead managers. The Publicly Offered Certificates were offered by the Underwriters for sale to the public, pursuant to the Depositor’s Prospectus in negotiated transactions or otherwise at varying prices determined at the time of sale.

In connection with the issuance and sale to the Underwriters of the Publicly Offered Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Publicly Offered Certificates, which legal opinion is attached hereto as Exhibits 5, 8 and 23.

All of the Privately Offered Certificates, having an aggregate initial principal amount of $99,589,150, were sold to DBSI, JPMS, GS&Co. and CGMI (in such capacity, the “Initial Purchasers”), pursuant to a Certificate Purchase Agreement, dated as of December 18, 2020, among the Depositor, the Initial Purchasers and GACC.

The VRR Interest, having an aggregate initial Certificate Balance of $40,710,850, was sold to Deutsche Bank AG, New York Branch (“DBNY”), pursuant to the GACC Mortgage Loan Purchase Agreement as described below.

The Privately Offered Certificates and the VRR Interest were sold in private placement transactions exempt from registration under the Securities Act of 1933, as amended (the “Act”), pursuant to Section 4(a)(2) of the Act.

The Certificates represent, in the aggregate, the entire beneficial ownership in Benchmark 2020-B22 Mortgage Trust (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 33 fixed-rate commercial mortgage loans (the “Mortgage Loans”) secured by first liens on 44 commercial and multifamily properties. The Mortgage Loans were acquired by the Depositor from (i) GACC, pursuant to a Mortgage Loan Purchase Agreement, dated and effective December 18, 2020 and as to which an executed version is attached hereto as Exhibit 99.1 (the “GACC Mortgage Loan Purchase Agreement”), between the Depositor and GACC, in exchange for, among other compensation,

$40,710,850, the VRR Interest (which VRR Interest the Depositor transferred to DBNY at GACC’s direction), (ii)  JPMCB, pursuant to a Mortgage Loan Purchase Agreement, dated and effective December 18, 2020 and as to which an executed version is attached hereto as Exhibit 99.2 (the “JPMCB Mortgage Loan Purchase Agreement”) between the Depositor and JPMCB, (iii) Goldman Sachs Mortgage Corporation (“GSMC”), pursuant to a Mortgage Loan Purchase Agreement, dated and effective December 18, 2020 and as to which an executed version is attached hereto as Exhibit 99.3 (the “GSMC Mortgage Loan Purchase Agreement”) between the Depositor and GSMC and (iv) Citi Real Estate Funding Inc. (“CREFI”), pursuant to a Mortgage Loan Purchase Agreement, dated and effective December 18, 2020 and as to which an executed version is attached hereto as Exhibit 99.4 (together with the GACC Mortgage Loan Purchase Agreement, the JPMCB Mortgage Loan Purchase Agreement and the GSMC Mortgage Loan Purchase Agreement, the “Mortgage Loan Purchase Agreements”), between the Depositor and CREFI.

The net proceeds of the sale of the Certificates were applied to the purchase of the Mortgage Loans by the Depositor from GACC, JPMCB, GSMC and CREFI. The net proceeds to the Depositor of the offering of the Certificates, after deducting expenses payable by the Depositor in connection with the issuance and distribution of the Certificates of approximately $7,895,206, were approximately $823,918,579. Of the expenses paid by the Depositor, $0 were paid directly to affiliates of the Depositor, approximately $50,000 in the form of fees were paid to the Underwriters and the Initial Purchasers, $0 were paid to or for the Underwriters and the Initial Purchasers, and approximately $822,973,373 were other expenses. All of the foregoing expense amounts are the Depositor’s reasonable estimates of such expenses. No underwriting discounts and commissions or finder's fees were paid by the Depositor.

Further information regarding such sales relating to the price per class of Publicly Offered Certificates is set forth on Schedule I to the Underwriting Agreement.

Further information regarding such sales has been previously provided in the Prospectus. The related registration statement (file no. 333-226943) was originally declared effective on October 23, 2018. In connection with such Prospectus, the Chief Executive Officer of the registrant has provided the certification attached hereto as Exhibit 36.1 and dated as of December 18, 2020.

GACC, in its capacity as “retaining sponsor” (in such capacity, the “Retaining Sponsor”), is satisfying its credit risk retention obligation under Regulation RR, 12 C.F.R. Part 244 (the “Risk Retention Rule”) in connection with the securitization of the Mortgage Loans referred to above by the purchase of the VRR Interest by the Retaining Sponsor.

The VRR Interest constitutes an “eligible vertical interest” (as defined in the Risk Retention Rule) in the Issuing Entity in the form of a “single vertical security” (as defined in the Risk Retention Rule) with an expected initial Certificate Balance of approximately $40,710,850, representing the right to receive approximately 5.00% of all amounts collected on the Mortgage Loans, net of all expenses of the Issuing Entity, and distributed on the Non-VRR Certificates and the VRR Interest.

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits

Exhibit 1.1	Underwriting Agreement, dated as of December 18, 2020, among Deutsche Mortgage & Asset Receiving Corporation, Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Academy Securities, Inc., Drexel Hamilton, LLC and German American Capital Corporation.

Exhibit 4.1	Pooling and Servicing Agreement, dated as of December 1, 2020, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, as paying agent and as custodian, Wells Fargo Bank, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.

Exhibit 4.2	Trust and Servicing Agreement, dated as of November 18, 2020, between Banc of America Merrill Lynch Large Loan, Inc. as depositor, Wells Fargo Bank, National Association, as servicer, Situs Holdings, LLC, as special servicer, Wilmington Trust, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor.

Exhibit 4.3	Trust and Servicing Agreement, dated as of May 5, 2020, between Citigroup Commercial Mortgage Securities Inc., as depositor, KeyBank National Association, as servicer, Situs Holdings, LLC, as special servicer, Wilmington Trust, National Association, as trustee, and Citibank, N.A., as certificate administrator.

Exhibit 4.4	Pooling and Servicing Agreement, dated as of October 1, 2020, between J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wells Fargo Bank, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.

Exhibit 4.5	Pooling and Servicing Agreement, dated as of December 1, 2020, among Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, Greystone Servicing Company LLC, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and as NCB special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

Exhibit 4.6	Pooling and Servicing Agreement, dated as of May 1, 2020, between GS Mortgage Securities Corporation II, as depositor, Wells Fargo Bank, National Association, as master servicer, KeyBank National Association, as special servicer, Wilmington Trust, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

Exhibit 4.7	Pooling and Servicing Agreement, dated as of November 1, 2020, among GS Mortgage Securities Corporation II, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

Exhibit 4.8	Pooling and Servicing Agreement, dated as of December 1, 2020, among GS Mortgage Securities Corporation II, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.

Exhibit 4.9	Co-Lender Agreement, dated as of November 18, 2020, by and among Bank of America, National Association, as an Initial Note A Holder, JPMorgan Chase Bank, National Association, as an Initial Note A Holder, Column Financial, Inc., as an Initial Note A Holder, DBR Investments Co. Limited, as an Initial Note A Holder, Bank of America, National Association, as Initial Note B-1 Holder, JPMorgan Chase Bank, National Association, as Initial Note B-2 Holder, Column Financial, Inc., as Initial Note B-3 Holder, and DBR Investments Co. Limited, as Initial Note B-4 Holder, relating to The Grace Building Whole Loan.

Exhibit 4.10	Amended and Restated Agreement between Noteholders, dated as of July 23, 2020, by and among Citi Real Estate Funding Inc., as Initial Noteholder of Note A-5, Note A-9, Note B-5-A, Note B-9-A and Note B-5-B, Barclays Capital Real Estate Inc., as Initial Noteholder of Note A-6, Note B-6-A and Note B-6-B, German American Capital Corporation, as Initial Noteholder of Note A-7, B-7-A and Note B-7-B, Societe Generale Financial Corporation, as Initial Noteholder of Note A-8, Note A-12, Note B-8-A, Note B-12-A and Note B-8-B, Barclays Bank PLC, as Initial Noteholder of Note A-10 and Note B-10-A, Deutsche Bank AG, New York Branch, as Initial Noteholder of Note A-11 and Note B-11-A, Wilmington Trust, National Association, as Trustee on behalf of the Registered Holders of the BX Commercial Mortgage Trust 2020-VIVA, Commercial Mortgage Pass-Through Certificates, Series 2020-VIVA, as Initial Noteholder of Note A-1, Note A-2, Note A-3, Note A-4, Note B-1-A, Note B-2-A, Note B-3-A, Note B-4-A, Note B-1-B, Note B-2-B, Note B-3-B, Note B-4-B, Note C-1, Note C-2, Note C-3 and Note C-4, and Citibank, N.A., as Initial Agent, relating to the MGM Grand & Mandalay Bay Whole Loan.

Exhibit 4.11	Co-Lender Agreement, dated as of December 10, 2020, by and between Citi Real Estate Funding Inc., as Initial Note A-1 Holder, and Citi Real Estate Funding Inc., as Initial Note A-2 Holder, relating to the Elo Midtown Office Portfolio Whole Loan.

Exhibit 4.12	Co-Lender Agreement, dated as of December 10, 2020, by and between JPMorgan Chase Bank, National Association, as Initial Note A-1 Holder, and JPMorgan Chase Bank, National Association, as Initial Note A-2 Holder, relating to the Station Park & Station Park West Whole Loan.

Exhibit 4.13	Co-Lender Agreement, dated as of December 3, 2020, by and between JPMorgan Chase Bank, National Association, as Initial Note A-1 Holder, and JPMorgan Chase Bank, National Association, as Initial Note A-2 Holder, relating to the Rugby Pittsburgh Portfolio Whole Loan.

Exhibit 4.14	Co-Lender Agreement, dated as of October 30, 2020, by and between JPMorgan Chase Bank, National Association, as Initial Note A-1 Holder, JPMorgan Chase Bank, National Association, as Initial Note A-2 Holder, JPMorgan Chase Bank, National Association, as Initial Note A-3 Holder, and JPMorgan Chase Bank, National Association, as Initial Note A-4 Holder, relating to the 4 West 58th Street Whole Loan.

Exhibit 4.15	Co-Lender Agreement, dated as of November 20, 2020, by and among Wells Fargo Bank, National Association, as Initial Note A-1 Holder, Wells Fargo Bank, National Association, as Initial Note A-2 Holder, Wells Fargo Bank, National Association, as Initial Note A-3 Holder, Wells Fargo Bank, National Association, as Initial Note A-4 Holder, Wells Fargo Bank, National Association, as Initial Note A-5 Holder, Goldman Sachs Bank USA, as Initial Note A-6 Holder, Goldman Sachs Bank USA, as Initial Note A-7 Holder, and Goldman Sachs Bank USA, as Initial Note A-8 Holder, relating to the McClellan Business Park Whole Loan.

Exhibit 4.16	Agreement Between Noteholders, dated as of May 21, 2020, by and among Goldman Sachs Bank USA, as Initial Note A-1-1 Holder, Initial Note A-1-2 Holder, Initial Note A-1-3 Holder, Initial Note A-1-4 Holder, Initial Note A-1-5 Holder, Initial Note A-1-6 Holder, Initial Note A-1-7 Holder, Initial Note A-1-8 Holder, Initial Note A-1-9 Holder, Initial Note A-1-10 Holder, Initial Note A-1-11 Holder, Initial Note A-1-12 Holder, Initial Note A-1-13 Holder, Initial Note A-1-14 Holder, Initial Note A-1-15 Holder, Initial Note A-1-16 Holder and Initial Note A-1-17 Holder, and Bank of America, N.A., as Initial Note A-2-1 Holder, Initial Note A-2-2 Holder, Initial Note A-2-3 Holder and Initial Note A-2-4 Holder, relating to the 711 Fifth Avenue Whole Loan.

Exhibit 4.17	Amended and Restated Co-Lender Agreement, dated as of December 2, 2020, by and between Wells Fargo Bank, National Association, as Trustee, for the Benefit of the Registered Holders of Benchmark 2020-B21 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2020-B21, and the RR Interest Owner, as Initial Note A-1 Holder, Citi Real Estate Funding Inc., as Initial Note A-2-1 Holder, and Citi Real Estate Funding Inc., as Initial Note A-2-2 Holder, relating to the 32-42 Broadway Whole Loan.

Exhibit 4.18	Agreement Between Noteholders, dated as of November 30, 2020, by and among Goldman Sachs Bank USA, as Initial A-1 Holder, Goldman Sachs Bank USA, as Initial A-2 Holder, Goldman Sachs Bank USA, as Initial A-3 Holder, Goldman Sachs Bank USA, as Initial A-4 Holder, Goldman Sachs Bank USA, as Initial A-5 Holder, Goldman Sachs Bank USA, as Initial A-6 Holder, Goldman Sachs Bank USA, as Initial A-7 Holder, Goldman Sachs Bank USA, as Initial A-8 Holder, and Goldman Sachs Bank USA, as Initial A-9 Holder, relating to the JW Marriott Nashville Whole Loan.

Exhibit 4.19	Co-Lender Agreement, dated as of December 9, 2020, by and between Citi Real Estate Funding Inc., as Initial Note A-1-1 Holder, Citi Real Estate Funding Inc., as Initial Note A-1-2 Holder, Citi Real Estate Funding Inc., as Initial Note A-1-3 Holder, Citi Real Estate Funding Inc., as Initial Note A-1-4 Holder, Citi Real Estate Funding Inc., as Initial

Note A-2-1 Holder, and Citi Real Estate Funding Inc., as Initial Note A-2-2 Holder, relating to the Hotel ZaZa Houston Museum District Whole Loan.

Exhibit 4.20	Agreement Between Noteholders, dated as of December 29 2020, by and among Goldman Sachs Bank USA, as Initial A-1 Holder, Goldman Sachs Bank USA, as Initial A-2 Holder, and Goldman Sachs Bank USA, as Initial A-3 Holder, relating to the Cabinetworks Portfolio Whole Loan.

Exhibit 5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated December 31, 2020.

Exhibit 8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated December 31, 2020 (included as part of Exhibit 5).

Exhibit 23	Consent Opinion of Cadwalader, Wickersham & Taft LLP, dated December 31, 2020 (included as part of Exhibit 5).

Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated December 18, 2020.

Exhibit 99.1	Mortgage Loan Purchase Agreement, dated and effective December 18, 2020, between Deutsche Mortgage & Asset Receiving Corporation and German American Capital Corporation.

Exhibit 99.2	Mortgage Loan Purchase Agreement, dated and effective December 18, 2020, between Deutsche Mortgage & Asset Receiving Corporation and JPMorgan Chase Bank, National Association.

Exhibit 99.3	Mortgage Loan Purchase Agreement, dated and effective December 18, 2020, between Deutsche Mortgage & Asset Receiving Corporation and Goldman Sachs Mortgage Corporation.

Exhibit 99.4	Mortgage Loan Purchase Agreement, dated and effective December 18, 2020, between Deutsche Mortgage & Asset Receiving Corporation and Citi Real Estate Funding Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEUTSCHE MORTGAGE & ASSET RECEIVING CORPORATION
(Registrant)
Date: December 31, 2020
	By:	/s/ Matt Smith
Name: Matt Smith
Title: Director

	By:	/s/ Natalie Grainger
Name: Natalie Grainger
Title: Director

BMARK 2020-B22 - Form 8-K